
CHEMICAL
BANK®

2015 Second Quarter Earnings Release
July 22, 2015

Presented by:
David B. Ramaker
Chairman, Chief Executive Officer and President

Lori A. Gwizdala
Executive Vice President and Chief Financial Officer

2015 Q2 Earnings Release

Supplemental Information

Presented by:

David B. Ramaker

Chairman, Chief Executive Officer and President

Lori A. Gwizdala

Executive Vice President and Chief Financial Officer

Forward Looking Statements

This presentation and the accompanying presentation by management may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "intends," "is likely," "judgment," "look forward," "opinion," "plans," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements include, among others, statements related to future levels of loan charge-offs, future levels of provisions for loan losses, real estate valuation, future levels of nonperforming assets, the rate of asset dispositions, future capital levels, future dividends, future growth and funding sources, future liquidity levels, future profitability levels, future deposit insurance premiums, the effects on earnings of future changes in interest rates, the future level of other revenue sources, future economic trends and conditions, future initiatives to expand Chemical's market share, expected performance and cash flows from acquired loans, future effects of new or changed accounting standards, future opportunities for acquisitions, opportunities to increase top line revenues, Chemical's ability to grow its core franchise, future cost savings and Chemical's ability to maintain adequate liquidity and capital based on the requirements adopted by the Basel Committee on Banking Supervision and U.S. regulators. All statements referencing future time periods are forward-looking.

Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Forward Looking Statements (continued)

This presentation and the accompanying presentation by management may also contain forward-looking statements regarding Chemical's outlook or expectations with respect to its recently completed acquisition of Lake Michigan Financial Corporation ("Lake Michigan"), the expected costs to be incurred in connection with the acquisition, Lake Michigan's future performance and consequences of its integration into Chemical and the impact of the transaction on Chemical's future performance.

Risk factors relating to this transaction and the integration of Lake Michigan into Chemical after closing include, without limitation:

> The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
>
> The integration of Lake Michigan's business and operations into Chemical, which will include conversion of operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Lake Michigan's or Chemical's existing businesses.
>
> Chemical's ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses from Lake Michigan's loan portfolio than expected and deposit attrition may be greater than expected.

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical's Annual Report on Form 10-K for the year ended December 31, 2014. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

Non-GAAP Financial Measures

This presentation and the accompanying presentation by management may contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Chemical uses certain non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors' overall understanding of Chemical's financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical's GAAP results.

Q2 2015 Highlights

- Monarch Community Bancorp transaction (closed on April 1, 2015)
- Lake Michigan Financial Corporation transaction (closed on May 31, 2015)
- Loan Growth
  - Organic: $224 million ($553 million, or 11%, twelve months ended 6/30/15)
  - Acquisitive: $1.1 billion
- Earnings per share, excluding nonrecurring acquisition-related expenses, up 11% over 2nd qtr. 2014 and 7% over 1st qtr. 2015
  - Net interest income and noninterest income increases – legacy Chemical
- Solid asset quality ratios
  - NCO/Total Loans of 0.12% in 2nd qtr. 2015 vs. 0.18% in 2nd qtr. 2014
  - NPA/Total Assets of 0.94% at June 30, 2015

Income Statement Highlights

Financial Highlights

(in thousands except per share data)	2015 2nd Qtr.	2014 2nd Qtr.	2015 1st Qtr.
Net interest income	$65,735	$51,460	$59,180
Provision for loan losses	1,500	1,500	1,500
Noninterest income	20,674	15,801	19,275
Operating expenses	53,328	41,778	49,658
Acquisition-related expenses	3,457	647	1,362
Net income	19,024	16,236	17,835
Diluted EPS	0.54	0.54	0.54
Diluted EPS – excl. nonrecurring acquisition-related expenses	0.61	0.55	0.57
Avg. Diluted Shares Outstanding	35,397	30,279	33,044
Return on Avg. Assets	0.94%	1.04%	0.98%
Return on Avg. Shareholders' Equity	8.6%	9.1%	9.0%
Efficiency Ratio	60.5%	60.9%	62.4%
Tangible Equity/Total Assets	7.8%	11.0%	8.4%
Tangible Book Value/Share	$17.87	$20.42	$18.95

Prior-Year Quarter Comparison

- Significant increase in net interest income; attributable to $553 million, or 11%, organic growth in total loans during the twelve months ended June 30, 2015
- Impact of acquisitions of Northwestern Bancorp, Inc. ("Northwestern"), Monarch Community Bancorp ("Monarch") and Lake Michigan Financial Corporation ("LMFC")

Prior Quarter Comparison

- Impact of acquisitions of Monarch and LMFC
- Legacy Chemical increases in net interest income and noninterest income

Acquisition Overview Q2 2015

($ Millions, except per share)

	Monarch	LMFC
Purchase Price (PP)	$27.2	$187.4
Consideration	All Stock	Stock and Cash
Total acquired:		
Assets	$183	$1,236
Loans	122	986
Deposits	144	925
Goodwill	5	101
Core deposit intangibles / other intangibles	2	8
Tangible Book Value Per Share	$0.08	($1.58)
Accretion (Dilution)[(1)]	0.4%	(8.1%)

[(1)]Including acquisition-related expenses

Net Income

Net Income Trending Upward ($ Millions)

2013 Total: $56.8(1)	2014 Total: $62.1(1); **$66.7**(2)	2015 YTD: $36.9(1); **$40.4**(2)



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Net Income
$1.00
$0.50
$0.00
EPS
$13.2
$14.2
$15.0
$14.4
$14.0
$13.8
$16.7
$16.2
$17.6
$16.8
$18.4
$15.3
$18.7
$17.8
$21.7
$19.0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2013
2014
2015
Nonrecurring Acquisition-Related Expenses
Net Income
EPS, Excluding Nonrecurring Acquisition-Related Expenses

(1)Net Income
(2)Net Income, excluding nonrecurring acquisition-related expenses (Non-GAAP)

Loan Portfolio Composition ($ Millions)



June 30, 2014, $4,899
Organic Growth – 12 months ended June 30, 2015
June 30, 2015, $7,035
Commercial
CRE/C&D
Residential
Consumer
$1,306
$1,212
$970
$1,411
$553
$165
$177
$80
$131
$1,614
$1,755
$1,310
$2,356



Acquisition Growth – Twelve months ended June 30, 2015
Commercial
CRE/C&D
Residential
Consumer
$475
$86
$46
$106
$237
$122
$1
$19
$57
$45
$986
$97
$56
$301
$532
$1,583
$143
$366
$260
$814
Northwestern
October 31, 2014
Monarch
April 1, 2015
LMFC
May 31, 2015
Total Acquisition Growth
Twelve Months Ended
June 30, 2015

Organic Loan Growth ($ Millions)

Organic Loan Growth – 2015 Q2


$224
$78
$53
$39
$54
Commercial
CRE/C&D
Residential
Consumer

Organic Loan Growth – 2015 YTD


$239
$79
$50
$46
$64

Quarterly Organic Loan Growth Trends ($ Millions)


($ Millions)
$250
$200
$150
$100
$50
$0
$106
$145
$142
$172
$15
$224
Q1
Q2
Q3
Q4
Q1
Q2
2014 - $565
2015 YTD - $239

Deposit Composition

Total Deposits ($ Billions)

Total Deposits – June 30, 2014
$5.1

Acquisitions: Northwestern, Monarch, LMFC, at acquisition dates, $1.9

Total Deposits – June 30, 2015
$7.3



$1.3
$1.3
$1.4
$1.1
$0.3
$0.4
$0.3
$0.4
$0.5
$0.3
$1.5
$1.9
$2.0
$1.6
Noninterest-bearing Demand Deposits
Interest-bearing Demand Deposits
Savings Deposits
Time Deposits
Brokered Deposits

Average Deposits ($ Millions) & Cost of Deposits (%)



Total Average Deposits ($ Millions)
$7,000
$6,000
$5,000
$4,000
$3,000
$5,142
$5,152
$5,249
$5,808
$6,204
$6,709
0.30%
0.28%
0.26%
0.23%
0.22%
0.22%
0.50%
0.25%
0.00%
Interest Rate Paid
Q1
Q2
Q3
Q4
Q1
Q2
2014
2015 YTD
Deposits
Cost of Deposits(1)

(1) Cost of deposits based on period averages

Funding Breakdown ($ Billions)

June 30, 2014

$5.4 Billion



$0.3
$1.3
$3.8

Average Cost of Funds Q2 2014– 0.27%

June 30, 2015

$8.0 Billion



$0.4
$0.3
$0.3
$1.5
$5.5

Average Cost of Funds Q2 2015 – 0.22%

- Deposits: Interest and noninterest-bearing, demand, savings, money market
- Time Deposits
- Customer Repurchase Agreements
- Brokered Deposits
- Other Borrowed Funds

Credit Quality ($ Millions, unless otherwise noted)

Provision for Loan Losses vs. Net Loan Losses


$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.7
$3.6
$3.6
$4.5
$2.2
$2.2
$2.3
$2.8
$1.9
$1.8
$3.0
$3.0
$3.0
$2.0
$1.6
$1.5
$1.5
$1.5
$1.5
$1.5
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2013
2014
2015 YTD
Provision for Loan Losses
Net Loan Losses

Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL)


ALL
NPLs
$160
$80
$0
$148
$106
$91
$82
$71
$73
$71
YE 2010
YE 2011
YE 2012
YE 2013
YE 2014
2015 Q1
2015 Q2

	YE 2010	YE 2011	YE 2012	YE 2013	YE 2014	2015 Q1	2015 Q2
Originated Loans ($ billions)	$3.1	$3.3	$3.8	$4.3	$5.0	$5.0	$5.3
Acquired Loans ($ billions)	0.6	0.5	0.4	0.3	0.7	0.7	1.7
Total Loans ($ billions)	$3.7	$3.8	$4.2	$4.6	$5.7	$5.7	$7.0
ALL	$90	$88	$84	$79	$76	$75	$75
ALL/ Originated Loans	2.86%	2.60%	2.22%	1.81%	1.51%	1.49%	1.40%
NPLs/ Total Loans	4.01%	2.77%	2.18%	1.76%	1.25%	1.28%	1.01%
Credit Mark/ Acquired Loans	6.5%	6.6%	6.0%	7.8%	5.4%	5.7%	3.9%

Net Interest Income, Net Interest Margin and Loan Yields (Quarterly Trend)

Net Interest Income



Net Interest Income ($ Millions)
$70
$60
$50
$40
$30
$20
$49.8
$51.5
$53.1
$58.2
$59.2
$65.7
$65.7
$1.6
$3.2
$60.9
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
2015 Q2
2015 Q2
Monarch
LMFC
Legacy Chemical

Net Interest Margin and Loan Yields



5.00%
2.50%
0.00%
4.28%
4.26%
4.23%
4.22%
4.16%
4.17%
3.53%
3.59%
3.59%
3.62%
3.55%
3.59%
0.03%
0.03%
0.03%
0.04%
0.04%
0.04%
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
2015 Q2
Loan Yields
Purchase Accounting Accretion on Loans
Net Interest Margin

Non-Interest Income



Quarterly
$22.0
$11.0
$0.0
($ Millions)
$13.7
$15.8
$1.5
$5.5
$4.0
$4.8
$15.4
$18.2
$19.3
$0.6
$1.4
$5.9
$5.1
$6.3
$20.7
$1.7
$6.5
$5.6
$6.9
$20.7
$0.4
$0.3
$20.0
Q1
Q2
Q3
Q4
Q1
Q2
2015
Q2
2014
2015 YTD
Other
Wealth Management
Service Charges
Mortgage Banking Revenue
Investment Securities Gain
Monarch
LMFC
Legacy Chemical

Operating Expenses


Quarterly
$60.0
$40.0
$20.0
$0.0
($ Millions)
$42.2
$42.4
$0.6
$3.4
$3.6
$24.9
$9.9
$42.7
$52.6
$51.0
$1.4
$4.4
$4.4
$29.3
$11.5
$56.8
$3.5
$4.5
$4.4
$31.7
$12.7
Q1
Q2
Q3
Q4
Q1
Q2
2014
2015 YTD
$56.8
$3.5
$1.7
$1.9
$49.7
2015
Q2
Other
Compensation
Occupancy
Equipment
Nonrecurring Acquisition-Related Expenses
Monarch
LMFC
Legacy Chemical

Capital Ratios

Capital Ratios

Capital Ratio	Peer Average[1] 3/31/15	CHFC 3/31/15	CHFC 6/30/15	CHFC Projected at 12/31/15
Tangible Common Equity / Tangible Assets (%)	9.2%	8.4%	7.8%	7.9%
Tier 1 Leverage Ratio (%)	10.6%	9.1%	8.3%	8.4%
Common Equity Tier 1 Capital Ratio	11.1%	11.8%	10.3%	10.2%
Tier 1 Capital Ratio (%)	12.5%	11.8%	10.5%	10.4%
Total Risk-Based Capital Ratio (%)	13.8%	13.0%	11.6%	11.4%

[1]Source SNL Financial – MBFI, UBSI, ONB, NPBC, FMBI, OZRK, WSBC, HOMB, PRK, FFBC, HTLF, FCF, PNFP, TLMR, STBA, FRME, SRCE, GSBC and CTBI (ordered by asset size)

Capital

Tangible Book Value and Capital Ratios

	6/30/13	6/30/14	6/30/15
Tangible Book Value / Share	$17.53	$20.42	$17.87
Tangible Equity / Assets	8.5%	11.0%	7.8%
Leverage Ratio	9.1%	11.2%	8.3%
Common Equity Tier 1 Capital	NA	NA	10.3%
Tier 1 Capital	11.9%	14.0%	10.5%
Total Risk Based Capital	13.1%	15.3%	11.6%

Tangible Book Value (TBV) Roll Forward



$25
$20
$15
$10
$5
$0
$17.53
$4.43
$1.88
$1.08
$2.36
$0.08
$1.58(1)
$0.57
$17.87
TBV @ 6/30/13
Net Income (Excl. Acq. Exp.)
Dividends
Capital Raise 9/2013 & 6/2014
Northwestern 10/31/14
Monarch 4/1/15
LMFC 5/31/15
AOCI Adj. & Other
TBV @ 6/30/15

(1)Includes impact of approximately $3.0 million of acquisition-related expenses which are expected to be incurred during the second half of 2015

Closing Comments

- Emphasize our strategy of being **Michigan's community bank of choice**
- Concentrated on opportunities for **acquisitive growth and industry consolidation**
- Focused on **what we can control**

CHEMICAL
FINANCIAL CORPORATION®

